FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENT
10.	Fair value measurement

Recurring change in fair value

As of December 31, 2010 and 2011, information about inputs into the fair value measurements of the Group's assets and liabilities that are measured at fair value on a recurring basis in periods subsequent to their initial recognition is as follows:

	Fair Value Measurements at December 31, 2010
	Total	(Level 1)	(Level 2)	(Level 3)
Assets:
Foreign exchange forward contract	$427,740		$427,740

	Fair Value Measurements at December 31, 2011
	Total	(Level 1)	(Level 2)	(Level 3)
Assets:
Foreign exchange forward contract	$249,139		$249,139

Non-recurring change in fair value

As of December 31, 2011, the Group fully impaired the goodwill balance of $14.8 million based on the annual impairment test result. The Group had no other assets or liabilities remeasured at fair value on a non-recurring basis during the current year.

Valuation techniques and classification

The following is a description of the fair value techniques used for instruments measured at fair value as well as the general classification of such instruments pursuant to the valuation hierarchy described above.

Foreign exchange forward contract: Quoted prices in active markets for identical assets are not available. The term of the forward contracts held by the Group is less than one year. Main inputs for these short-term forward contracts include foreign exchange rates, which are observable and can be obtained from third party professional pricing sources. These fair value measurements are classified as level 2.

The fair value measurement for goodwill is classified as Level 3 measurement. Determining the appropriate fair value model and calculating the fair value of these instruments requires the input of significant estimates and assumptions, some of which are unobservable. The estimates and assumptions include business assumptions, terminal value and discount rate etc.

As of December 31, 2011, the carrying amounts of accounts receivable, advances to suppliers, accounts payable, notes payable, advance from customers, amount due from (to) related parties and short-term borrowings approximated their fair values due to their short-term nature.

The carrying amount of the Group's outstanding convertible notes was US$44 million and US$27.5 million in 2010 and 2011, and the estimated fair value of this debt was US$18.5 million and US$3.0 million as of December 31, 2010 and 2011, respectively, which was estimated using market quotes.

The fair value estimates presented above are based on pertinent information available to management as of December 31, 2010 and 2011, respectively. Although management is not aware of any factors that would significantly affect these fair value estimates, such amounts have not been comprehensively revalued for purposes of these financial statements since those dates, and current estimates of fair value may differ significantly from the amounts presented.